UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     March 22, 2005
                                                --------------------------------


             J.P. Morgan Chase Commercial Mortgage Securities Corp.
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             (Exact name of registrant as specified in its charter)


        New York                333-118975                    13-3789046
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(State or other jurisdiction    (Commission                  (IRS Employer
      of incorporation)         File Number)               Identification No.)

                  270 Park Avenue
                  New York, New York                              10167
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                  (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code      (212) 834-9280
                                                  ------------------------------


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

            Attached as Exhibit 99 is a Structural Term Sheet (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission on February 17, 1995, to the Public Securities Association) furnished to the Registrant by J.P. Morgan Securities Inc., CIBC World Markets Corp., Credit Suisse First Boston LLC and Wachovia Capital Markets, LLC (the "Underwriters") in respect of the Registrant's proposed offering of certain classes of the Commercial Mortgage Pass-Through Certificates, Series 2005-CIBC11 (the "Offered Certificates").

            The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-118975) (the "Registration Statement"). The Registrant hereby incorporates the Structural Term Sheet by reference in the Registration Statement.

            The Structural Term Sheet was prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Structural Term Sheet.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

       (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
-----------                               -----------

(99)                                      Structural Term Sheet prepared by J.P.
                                          Morgan Securities Inc., CIBC World
                                          Markets Corp., Credit Suisse First
                                          Boston LLC and Wachovia Capital
                                          Markets, LLC in connection with the
                                          J.P. Morgan Chase Commercial Mortgage
                                          Securities Corp., Commercial Mortgage
                                          Pass-Through Certificates, Series
                                          2005-CIBC11

SIGNATURE
---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 23, 2005


                                    J.P. MORGAN CHASE COMMERCIAL
                                       MORTGAGE SECURITIES CORP.



                                    By:   /s/ Dennis G. Schuh
                                       ---------------------------------------
                                       Name:  Dennis G. Schuh
                                       Title: Vice President

                                INDEX TO EXHIBITS



                                                            Paper (P) or
Exhibit No.             Description                         Electronic (E)
-----------             -----------                         --------------

(99)                    Structural Term Sheet                     E
                        prepared by J.P. Morgan
                        Securities Inc., CIBC World
                        Markets Corp., Credit Suisse
                        First Boston LLC and
                        Wachovia Capital Markets,
                        LLC in connection with the
                        J.P. Morgan Chase Commercial
                        Mortgage Securities Corp.,
                        Commercial Mortgage
                        Pass-Through Certificates,
                        Series 2005-CIBC11